Exhibit 10.1
Execution Version

FIRST AMENDMENT TO SENIOR SECURED REVOLVING CREDIT AGREEMENT
This FIRST AMENDMENT TO SENIOR SECURED REVOLVING CREDIT AGREEMENT (this “Agreement”), dated as of August 8, 2025, by and among KKR FS INCOME TRUST SELECT, a Delaware statutory trust (the “Borrower”), the Lenders (as defined below) party hereto, and ING CAPITAL LLC, in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”), relating to the SENIOR SECURED REVOLVING CREDIT AGREEMENT, dated as of July 2, 2024 (as mended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement, as amended hereby, the “Credit Agreement”), among the Borrower, the Administrative Agent, the banks and other financial institutions or entities from time to time party thereto as Lenders (the “Lenders”), and the other parties thereto.
The Borrower has requested that the Lenders and the Administrative Agent amend certain provisions of the Existing Credit Agreement, and the Lenders party hereto which constitute the Required Lenders and the Administrative Agent have agreed to do so on the terms and subject to the conditions contained in this Agreement.
Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1. Defined Terms; Interpretation; Etc. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Existing Credit Agreement. The rules of construction set forth in Section 1.03 of the Existing Credit Agreement shall apply equally to this Agreement. This Agreement shall be a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 2. Amendments to Credit Agreement. Subject to the terms and conditions set forth in Section 3 of this Agreement and in reliance upon the representations and warranties made by the Borrower in Section 4 of this Agreement, the Existing Credit Agreement is hereby amended as follows:
(a)     paragraph (B) of Section 2.08(e)(i) of the Existing Credit Agreement is hereby deleted in its entirety and replaced with the following:
“(B) the aggregate amount of all Commitments (including Commitment Increases effected pursuant to this Section 2.08(e), and including, without duplication, any Incremental Term Loans) outstanding at any given time shall not exceed $750,000,000;”
SECTION 3. Conditions Precedent to Amendment. This Agreement shall become effective on and as of the Business Day (the “Effective Date”) occurring on which the following conditions precedent have been satisfied (unless a condition shall have been waived in accordance with Section 9.02 of the Existing Credit Agreement):

(a)the Administrative Agent shall have received each of the following documents:
(i)counterparts of this Agreement, executed by each party hereto;
(ii)a customary favorable written opinion (addressed to the
Administrative and the Lenders and dated the Effective Date) of Dechert LLP, counsel for the Borrower, in form and substance reasonably satisfactory to the Administrative Agent and covering such matters as the Administrative Agent may reasonably request (and the Borrower hereby instructs such counsel to deliver such opinion to the Administrative Agent and the Lenders); and
(iii)a certificate of the secretary or assistant secretary of the Borrower, dated the Effective Date, certifying that attached thereto are (1) true and complete copies of the organizational documents of the Borrower certified as of a recent date by the appropriate governmental official (or that the organizational documents of the Borrower have not changed since previously delivered to the Administrative Agent), (2) signature and incumbency certificates of the officers of the Borrower executing this Agreement, (3) true and complete resolutions of the Board of Directors of the Borrower approving and authorizing the execution, delivery and performance of this Agreement and the Credit Agreement, as applicable, and that such resolutions are in full force and effect without modification or amendment, (4) a good standing certificate from the applicable Governmental Authority of the Borrower’s jurisdiction of incorporation and in each jurisdiction in which it is qualified as a foreign corporation or other entity to do business, each dated a recent date prior to the Effective Date, and (5) such other documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Borrower, and the authorization of the transactions contemplated by this Agreement, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel;
(b)     the Borrower shall have paid, or substantially concurrently with the Effective Date is paying, Fried, Frank, Harris Shriver & Jacobson LLP, counsel for the Administrative Agent, for its reasonable and documented fees, charges and disbursements related to this Agreement invoiced at least one (1) Business Day prior to the Effective Date; and
(c)     prior to or substantially concurrently with the Effective Date, the Administrative Agent shall have received, pursuant to and to the extent required under Section 9.03 of the Existing Credit Agreement, all other reasonable and documented out- of-pocket fees and expenses related to this Agreement due and owing on the Effective Date.
SECTION 4. Representations and Warranties of the Borrower. To induce the other parties hereto to enter into this Agreement, the Borrower represents and warrants to the Administrative Agent and the Lenders that, as of the Effective Date:

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(a)     This Agreement has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Credit Agreement constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
(b)     Each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct in all material respects (or, in the case of any portion of the representations and warranties already subject to a materiality qualifier, true and correct in all respects) on and as of the Effective Date as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).
(c)     No Default or Event of Default has occurred and is continuing on the Effective Date.
SECTION 5. Consent and Reaffirmation. The Borrower (i) agrees that, notwithstanding the effectiveness of this Agreement, the Guarantee and Security Agreement and each of the other Security Documents continue to be in full force and effect, and (ii) confirms its grant of a security interest in its assets as Collateral for the Secured Obligations, all as provided in the Loan Documents. On the Effective Date, each reference in the Existing Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Existing Credit Agreement as modified by this Agreement and each reference to the Existing Credit Agreement in any other Loan Document shall mean the Existing Credit Agreement as modified hereby.
SECTION 6. Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Existing Credit Agreement.
SECTION 7. Expenses. Pursuant to and to the extent set forth in Section 9.03 of the Existing Credit Agreement, the Borrower agrees to pay all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent in connection with this Agreement, that are due and owing as of the date hereof, in accordance with the Existing Credit Agreement, including the reasonable and documented out-of-pocket fees, charges and disbursements of one outside counsel for the Administrative Agent.
SECTION 8. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on separate counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Agreement by telecopy or electronic

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communication shall be effective as delivery of a manually executed counterpart of this Agreement.
SECTION 9. Applicable Law; Jurisdiction; Consent to Service of Process; Etc. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE AND WHETHER AT LAW OR IN EQUITY) BASED UPON OR ARISING OUT OF THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. THE PROVISIONS OF SECTIONS 9.09(B), (C) AND (D) OF THE EXISTING CREDIT AGREEMENT (AND ALL OTHER APPLICABLE PROVISIONS OF ARTICLE IX OF THE EXISTING CREDIT AGREEMENT) ARE HEREBY INCORPORATED BY REFERENCE.
SECTION 10. Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY AND WHETHER AT LAW OR IN EQUITY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.
SECTION 11. Headings. Article and Section headings of this Agreement used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.
SECTION 12. No Third Party Beneficiaries. This Agreement is intended to be solely for the benefit of the parties hereto and is not intended to confer any benefits upon, or create any rights in favor of, any other person or entity. No person or entity other than the parties hereto shall have any rights under or be entitled to rely upon this Agreement.
SECTION 13. Electronic Execution of Documents. The words “execution,” “execute”, “signed”, “signature” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent (and, for the avoidance of doubt, electronic signatures utilizing the DocuSign platform shall be deemed approved), or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the

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extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized representatives as of the day and year first above written.

KKR FS INCOME TRUST SELECT,
as Borrower

By: /s/William Goebel
Name: William Goebel
Title: Chief Accounting Officer

[Signature Page to First Amendment – KFITS FS Income Trust Select]

ING CAPITAL LLC, as Administrative Agent and a Lender

By: /s/Grace Fu
Name: Grace Fu
Title: Managing Director

By: /s/Richard Troxel
Name: Richard Troxel
Title: Director

[Signature Page to First Amendment – KFITS FS Income Trust Select]

BANK OF AMERICA, N.A.,
as Lender

By: /s/Elliot Hartman
Name: Elliot Hartman
Title: Vice President

[Signature Page to First Amendment - KFITS Credit Agreement]

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By: /s/Tomohito Shinozaki
Name: Tomohito Shinozaki
Title: Managing Director

[Signature Page to First Amendment – KFITS FS Income Trust Select]